Exhibit 10.8
SEVENTH AMENDMENT TO LEASE AGREEMENT
THIS SEVENTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made and entered into as of (but not necessarily on) May 1, 2017 (the “7A Effective Date”), by and between DIGITAL 2121 SOUTH PRICE, LLC, a Delaware limited liability company (“Lessor”), successor-in-interest to Mainrock II Chandler, LLC (“Original Lessor”), and INTERNAP CORPORATION F/K/A INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation (“Lessee”).
W I T N E S S E T H:
WHEREAS, Original Lessor and Lessee have heretofore entered into that certain Lease Agreement dated as of June 15, 2007 (the “Original Lease”), as amended by that certain First Amendment to Lease dated January 15, 2008 (“1A”), and that certain Second Amendment to Lease dated February 27, 2008 (“2A”), and that certain Third Amendment to Lease dated September 22, 2014 (“3A”), that certain Fourth Amendment to Lease dated January 6, 2016 (“4A”), that certain Fifth Amendment to Lease dated June 30, 2016 (“5A”), and that certain Sixth Amendment to Lease dated March 24, 2017 (“6A”), covering approximately [***] square feet of space (collectively, the “Original Premises”), consisting of:
(i)    approximately [***] square feet of space in Colo 3 (referred to herein as the “Existing Colo 3 Premises”),
(ii)    approximately [***] square feet of space in Colo 3 (referred to herein as the “2A Additional Premises”; together with the Existing Colo 3 Premises, collectively, the “Initial Colo 3 Premises”),
(iii)    approximately [***] square feet of space in Colo 3 (referred to herein as the “4A Additional Premises”),
(iv)    approximately [***] square feet of space in Suite J204 (referred to herein as the “5A Additional Premises”), and
(v)    approximately [***] square feet of space in Colo 3 (referred to herein as the “6A Additional Premises”);
The Existing Colo 3 Premises, the 2A Additional Premises, the 4A Additional Premises, and the 6A Additional Premises are collectively referred to herein as the “Total Colo 3 Premises”; the Total Colo 3 Premises together with the 5A Additional Premises is referred to as the “Premises”), each, in that certain building located at 2121 South Price Road, Chandler, Arizona; (the “Building”);
WHEREAS, Lessor has succeeded to Original Lessor’s right, title and interest in and to the Building and the Lease;

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WHEREAS, Lessor and Lessee have heretofore entered into:
(i)    that certain Storage Space Rider dated October 27, 2015 (the “SS Rider”), which supplements the Original Lease, covering:
(a)    approximately [***] rentable square feet of storage space in Room H119 (the “Room H119 Storage Space”), and
(b)    approximately [***] rentable square feet of storage space in Room H120 (the “Room H120 Storage Space”; together with the Room H119 Storage Space, the “SS Lessee Space”), as more particularly described in the SS Rider, and
(ii)    that certain Office Space Rider dated April 1, 2016 (the “OS Rider”), which supplements the Original Lease, covering:
(a)    approximately [***] rentable square feet of office space known as Suite 227.06 (the “Suite 227.06 OS Space”), and
(b)    approximately [***] rentable square feet of office space known as Suite H118 (the “Suite H118 OS Space”; together with the Suite 227.06 OS Space, the “Original OS Space”), as more particularly described in the OS Rider, and
(c)    approximately [***] rentable square feet of office space known as Suite A225 (the “Suite A225 OS Space”), as more particularly described in 6A).
The Original Lease as amended and/or supplemented by 1A, 2A, 3A, 4A, 5A, 6A, the SS Rider, and the OS Rider, collectively, the “Lease”);
WHEREAS, Lessor and Lessee have heretofore entered into that certain letter agreement dated February 24, 2017 (the “2/24/17 Letter Agreement”) pursuant to which Lessor granted Lessee a revocable license to occupy the Suite A225 OS Space (as defined in Section 5.A of 6A), prior to full execution of 6A, which 2/24/17 Letter Agreement is now void and of no further force or effect;
WHEREAS, any capitalized term or phrase used in this Amendment shall have the same meaning as the meaning ascribed to such term or phrase in the Lease unless expressly otherwise defined in this Amendment; and
WHEREAS, Lessor and Lessee desire to further modify the terms of the Lease in accordance with the terms and conditions herein provided.
NOW, THEREFORE, for and in consideration of the promises and covenants contained herein and other good and valuable consideration paid by each party hereto to the other, the receipt and sufficiency of which are hereby mutually acknowledged, Lessor and Lessee hereby agree as follows:

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1.Extension of Terms.
A.    Currently, the Term of the Lease as it relates to the Initial Colo 3 Premises is scheduled to expire on December 31, 2017. Effective as of the 7A Effective Date, the Term of the Lease is it relates to the Initial Colo 3 Premises is hereby extended for a period of one hundred forty-four (144) full calendar months (the “7A Initial Premises Extended Term”), commencing January 1, 2018 and expiring December 31, 2029.
B.    Currently, the Term of the Lease as it relates to the 4A Additional Premises is scheduled to expire on March 31, 2021. Effective as of the 7A Effective Date, the Term of the Lease as it relates to the 4A Additional Premises is hereby extended for a period of one hundred five (105) full calendar months (the “7A 4A Additional Premises Extended Term”), commencing April 1, 2021 and expiring December 31, 2029.
C.    Currently, the Term of the Lease as it relates to the 5A Additional Premises is scheduled to expire on November 30, 2021. Effective as of the 7A Effective Date, the Term of the Lease as it relates to the 5A Additional Premises is hereby extended for a period of ninety-seven (97) full calendar months (the “7A 5A Additional Premises Extended Term”), commencing December 1, 2021 and expiring December 31, 2029.
D.    Currently, the Term of the Lease as it relates to the 6A Additional Premises is scheduled to expire on December 31, 2021. Effective as of the 7A Effective Date, the Term of the Lease as it relates to the 6A Additional Premises is hereby extended for a period of ninety-six (96) full calendar months (the “7A 6A Additional Premises Extended Term”), commencing on January 1, 2022 and expiring December 31, 2029.
E.    For the avoidance of doubt, the SS Rider Term and the OS Rider Term are each coterminous with the Term of the Lease, and are likewise each hereby extended to December 31, 2029.
2.    7A Additional Premises.
A.    7A Additional Premises. Commencing as of the 7A Commencement Date (defined in Section 2.C, below), and continuing through December 31, 2029 (such portion of the Term of the Lease being referred to herein as the “7A Additional Premises Term”), subject to the terms of this Amendment, the Original Premises is hereby deemed expanded to include approximately [***] square feet of raised space in Colo 5A of the Building, in a location to be determined by Lessor, as approximately set forth on Exhibit “A-7A”, attached hereto (the “7A Additional Premises”). Upon the 7A Commencement Date and throughout the remainder of the 7A Additional Premises Term (defined below), the term “Premises” as used in the Lease and herein, shall include the 7A Additional Premises, unless specifically stated otherwise. Lessee has inspected the 7A Additional Premises and is deemed to have accepted it on the 7A Commencement Date in its “AS IS, WHERE IS” condition. Lessee acknowledges and agrees that (i) no representation or warranty (express or implied) has been made by Lessor as to the condition of the 7A Additional Premises or its suitability or fitness for the conduct of Lessee’s permitted use, its business or for any other purpose, and (ii) except as specifically set forth in this Amendment, Lessor shall have no

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obligation to construct or install any improvements in or to make any other alterations or modifications to the 7A Additional Premises, or to provide any allowance therefor.
B.    Effective as of the 7A Commencement Date, all references in the Lease to Exhibit “A” are hereby deemed to be references to Exhibit “A-7A”, as it relates to the 7A Additional Premises.
C.    Notwithstanding anything in this Amendment to the contrary, Lessor covenants and commits to Lessee that the 7A Additional Premises will be delivered with [***] kW of concurrently maintainable electrical distribution with [***] cooling redundancy to support the electrical load (the “Colo 5A Infrastructure”), as the same may be repaired, maintained and/or replaced from time to time, and shall exist in (and/or otherwise serve) the 7A Additional Premises throughout the entire 7A Additional Premises Term, as may be extended from time to time. Lessor agrees to use commercially reasonable efforts to cause completion of the installation of the Colo 5A Infrastructure on or prior to January 1, 2018 (the “7A Additional Premises Target Commencement Date”). Notwithstanding anything in the Lease or this Amendment to the contrary, Lessor and Lessee acknowledge and agree that, provided Lessor is working diligently using commercially reasonable efforts after the 7A Effective Date to complete the installations related to the Colo 5A Infrastructure, Lessor shall not be in default of its obligations to complete the same. Lessor agrees to provide Lessee written notice memorializing the date (the “7A Completion Date”) Lessor has completed the installation of the Colo 5A Infrastructure. As used herein the “7A Commencement Date” shall mean and refer to the later to occur of (i) the 7A Additional Premises Target Commencement Date, or (ii) the 7A Completion Date.
D.    Notwithstanding the foregoing, and subject to any delay attributable to or caused by any act or omission of Lessee, Lessee’s Representatives, or any customer of Lessee, or any other delay beyond the reasonable control of Lessor (a “7A Lessee Delay”), if the 7A Commencement Date occurs after the 7A Additional Premises Target Commencement Date, Lessee shall be entitled to [***].
3.    Environmental Control for Colo 5A. Lessor and Lessee acknowledge and agree that the environmental standards for Colo 3 and Suite J204, as described in the first sentence of Section B of the SLA (attached to the Lease), as amended by Section 5 of 5A (as it relates to Suite J204) are different than the current environmental standards for Colo 5A. In that regard, Lessor and Lessee agree that, commencing on the 7A Commencement Date, the HVAC standards for the 7A Additional Premises in Colo 5A only (and any other premises hereafter leased by Lessee in Colo 5A) shall be as follows: (a) the average relative humidity for Colo 5A, [***] , shall be maintained between [***] % and [***] % relative humidity and [***] degrees Fahrenheit dew-point; and (b) the average temperature for Colo 5A, [***], shall be maintained between [***] degrees Fahrenheit and [***] degrees Fahrenheit. Accordingly, commencing on the 7A Commencement Date, as it relates to the 7A Additional Premises in Colo 5A only (and any other premises hereafter leased by Lessee in Colo 5A), the first sentence of Section B of the SLA attached to the Lease shall be amended and restated in its entirety, as follows:

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B. Environmental Control. Lessor shall use commercially reasonable efforts to maintain conditions in any “Premises” located in Colo 5A as follows: (i) the average relative humidity for Colo 5A, [***] , shall be maintained between [***] % and [***]% relative humidity and [***] degrees Fahrenheit dew-point, and (ii) the average temperature for Colo 5A, [***], shall be maintained between [***] degrees Fahrenheit and [***] degrees Fahrenheit.

4.    7A Basic Capacity.
A.    Currently, the Basic Capacity serving the Original Premises is [***] kW of critical AC electrical capacity. Effective as of the 7A Commencement Date, the Basic Capacity for the 7A Additional Premises shall be [***] kW of critical AC electrical capacity. Accordingly, effective as of the 7A Commencement Date, and notwithstanding anything in the Lease to the contrary, the Basic Capacity serving the Premises (as expanded herein) shall be as follows: (i) as it relates to the Existing Colo 3 Premises, at a maximum level of [***] kW of critical AC electrical capacity (the “Existing Colo 3 Basic Capacity”), (ii) as it relates to the 2A Additional Premises, at a maximum level of [***] kW of critical AC electrical capacity (the “2A Basic Capacity”), (iii) as it relates to the 4A Additional Premises, at a maximum level of [***]kW of critical AC electrical capacity (the “4A Basic Capacity”), (iv) as it relates to the 5A Additional Premises, at a maximum level of [***] kW of critical AC electrical capacity (the “5A Basic Capacity”), (v) as it relates to the 6A Additional Premises, at a maximum level of [***] kW of critical AC electrical capacity (the “6A Basic Capacity”), and as it relates to the 7A additional Premises, at a maximum level of [***] kW of critical AC electrical capacity (the “7A Basic Capacity”). For the avoidance of doubt, Lessor and Lessee acknowledge and agree that all references to “Basic Capacity” under the Lease shall mean and refer to (a) the Colo 3 Basic Capacity, as it relates to the Existing Colo 3 Premises, (b) the 2A Basic Capacity, as it relates to the 2A Additional Premises, (c) the 4A Basic Capacity, as it relates to the 4A Additional Premises, (d) the 5A Basic Capacity, as it relates to the 5A Additional Premises, (e) the 6A Basic Capacity, as it relates to the 6A Additional Premises, and (f) the 7A Basic Capacity, as it relates to the 7A Additional Premises. For the avoidance of doubt, Lessee acknowledges that the terms and conditions set forth in Section 6.2(b) of the Original Lease (including, without limitation, aggregate power draw restrictions) shall be equally applicable to the 7A Basic Capacity and the 7A Additional Premises. In that connection, Lessee further acknowledges that Lessee’s actual electrical consumption at the 7A Additional Premises shall not at any time exceed the 7A Basic Capacity (i.e., [***] kW).
5.    Lessor and Lessee acknowledge and agree that, since the Total Colo 3 Premises, the 5A Additional Premises, and the 7A Additional Premises are located in different parts of the Building and are served by separate electrical and mechanical infrastructure, certain SLA Interruptions (defined below), may affect one of, but not all of, the Total Colo 3 Premises, the 5A Additional Premises, and the 7A Additional Premises. Accordingly, and notwithstanding anything in the Lease to the contrary, Lessor and Lessee acknowledge and agree that, in the event a particular SLA Interruption affects only the Total Colo 3 Premises or only the 5A Additional Premises or only the 7A Additional Premises, the Base Rent abatement to which Lessee will be entitled shall be calculated based only upon the affected portion of the Premises (e.g., in the event that the SLA Interruption affects only the Total Colo 3 Premises, the Base Rent abatement(s) to which Lessee would be entitled shall be calculated based only upon the Base Rent attributable to the Total Colo 3 Premises). Additionally, and without intending to limit the foregoing, Lessee agrees that, if a power outage

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affects some, but not all, of the powered cabinets and/or racks within an applicable Premises, the Base Rent abatement to which Lessee shall be entitled shall be equitably prorated based upon the proportion of the number of cabinets and/or racks affected by such power outage bears to the total number of powered cabinets and/or racks located within the applicable Premises. For purposes of this Section 4.B, “SLA Interruptions”, shall mean and refer to, (i) as it relates to the Total Colo 3 Premises, power outages or HVAC control failures described on the SLA attached to the Lease, (ii) as it relates to the 5A Additional Premises, power outages or HVAC control failures described in the SLA in Section 5 of 5A, and (iii) as it relates to the 7A Additional Premises, power outages or HVAC control failures described in the SLA in Section 3 of this Amendment, that would entitle Lessee to Base Rent Abatements pursuant to and subject to the terms and conditions of such SLA.
6.    7A Base Rent. Effective as of the 7A Effective Date, Lessee hereby agrees to pay Lessor Base Rent, in accordance with the terms of the Lease, (i) during the 7A Initial Premises Extended Term, as it relates to the Initial Colo 3 Premises (the “7A Initial Premises Extended Term Base Rent”), (ii) during the 7A 4A Additional Premises Extended Term, as it relates to the 4A Additional Premises (the “7A 4A Additional Premises Extended Term Base Rent”), (iii) during the 7A 5A Additional Premises Extended Term, as it relates to the 5A Additional Premises (the “7A 5A Additional Premises Extended Term Base Rent”), (iv) during the 7A 6A Additional Premises Extended Term, as it relates to the 6A Additional Premises (the “7A 6A Additional Premises Extended Term Base Rent”), and (v) during the 7A Additional Premises Term, as it relates to the 7A Additional Premises (the “7A Additional Premises Term Base Rent”), (vi) during the 7A Initial Premises Extended Term, as it relates to the Original OS Space (the “7A Original OS Space Extended Term Base Rent”), (vii) during the 7A 6A Additional Premises Extended Term, as it relates to the Suite A225 OS Space (the “7A Suite A225 OS Space Extended Term Base Rent”), and (viii) during the 7A Initial Premises Extended Term, as it relates to the SS Lessee Space (the “7A SS Lessee Space Extended Term Base Rent”), according to the schedule attached hereto as Schedule 6.
7.    Extension Options.
A.    Subject to and in accordance with the terms and conditions of this Section 7, Lessee shall have two (2) options (each a “7A Extension Option”) to extend the Term of the Lease beyond the then applicable expiration date, each for a period of [***] additional months (each a “7A Extension Option Term”), upon the same terms, conditions and provisions applicable to the then-current Term of the Lease (except as provided otherwise in this Section 7). The monthly Base Rent payable with respect to the Premises for each 7A Extension Option Term shall be equal to the [***] ; and provided further that, once the Base Rent has been determined in accordance with this Section 7 with regard to the first year of each 7A Extension Option Term, the monthly Base Rent for each subsequent year of the 7A Extension Option Term shall be increased hereunder as of the first (1st) day of each such subsequent year to be equal to [***] percent ([***]%) of the scheduled monthly Base Rent for the immediately preceding year of the applicable 7A Extension Option Term.
B.    Lessee may exercise each 7A Extension Option only by delivering a written notice (the “Extension Option Interest Notice”) to Lessor at least [***] calendar months (and not more than [***] calendar months) prior to the then applicable expiration date, specifying that Lessee

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is interested in exercising the applicable 7A Extension Option pursuant to the terms of this Section 7.B. Lessor shall thereafter deliver a written notice (the “Extension Option Lessor’s Notice”) to Lessee advising Lessee of the monthly Base Rent for the applicable 7A Extension Option Term. Lessee shall thereafter have the right, within [***] days after Lessor’s delivery of the Extension Option Lessor’s Notice to Lessee, to exercise the applicable 7A Extension Option by delivering binding notice to Lessor (the “Extension Option Exercise Notice”) of Lessee’s election to extend the Term on the basis of the terms set forth in the Extension Option Lessor’s Notice. Lessee’s Extension Option Exercise Notice must specify that Lessee is irrevocably exercising the applicable 7A Extension Option so as to extend the Term by the applicable 7A Extension Option Term on the terms set forth (i) in this Section 7.B; and (ii) in the Extension Option Lessor’s Notice. In the event that Lessee shall duly exercise one or both of the 7A Extension Options, the Term shall be extended to include the applicable 7A Extension Option Term. In the event that Lessee shall fail to deliver the Extension Option Interest Notice or the Extension Option Exercise Notice within the applicable time period specified herein for the delivery thereof, time being of the essence, at the election of Lessor, Lessee shall be deemed to have forever waived and relinquished such 7A Extension Option, and any other options or rights to renew or extend the Term effective after the then applicable expiration date of the Term shall terminate and shall be of no further force or effect.
C.    Lessee shall have the right to exercise each 7A Extension Option with respect to (i) the Existing Colo 3 Premises, and/or (ii) the 2A Additional Premises, and/or (iii) the 4A Additional Premises, and/or (iv) the 5A Additional Premises, and/or (v) the 6A Additional Premises, and/or (vi) the 7A Additional Premises (the foregoing items (i) through (vi), each, a “Part” of the Premises), individually or collectively, or in any combination thereof, provided that such Part of the Premises is leased by Lessee at the time that Lessee delivers the Extension Option Exercise Notice, and provided further that the Extension Option Exercise Notice expressly states to which Part of the Premises the 7A Extension Option applies. For the avoidance of doubt, the Term of the Lease as it relates to any Part of the Premises not included in the first 7A Extension Option, shall expire on its then scheduled expiration date, and Lessee will not have the option to extend the Term of the Lease as it relates to such Part of the Premises in connection with the second 7A Extension Option. If Lessee duly exercises a 7A Extension Option, Lessor and Lessee shall execute an amendment reflecting such exercise. Notwithstanding anything to the contrary herein, any attempted exercise by Lessee of a 7A Extension Option shall, at the election of Lessor, be invalid, ineffective, and of no force or effect if, on the date on which Lessee delivers the Extension Option Exercise Notice, or on the date on which the applicable 7A Extension Option Term is scheduled to commence, there shall be an uncured Event of Default by Lessee under the Lease. Additionally, Lessee’s 7A Extension Options shall be personal to Internap Corporation, a Delaware corporation; and, accordingly, such right shall not be exercisable by any party to whom any or all of the rights of “Lessee” under the Lease are hereafter assigned or otherwise transferred; provided, however, such restriction on transfer shall not apply to (i) the transfer of a majority interest of the outstanding shares of stock of Internap Corporation, (ii) the merger or consolidation of Internap Corporation with another entity or entities, or (iii) the sale of all or substantially all of Internap Corporation’s assets, provided that Lessor otherwise consents to such Transfer pursuant to its rights under Section 14 of the Original Lease.

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D.    Notwithstanding anything in the Lease to the contrary, effective as of and from and after the 7A Effective Date, Lessee shall have no options to extend the Term of the Lease except as expressly set forth in this Amendment. Accordingly, Section 7.B of 5A is hereby deemed deleted in its entirety and of no further force or effect.
8.    Operating Expenses. Notwithstanding anything to the contrary in the Lease or this Amendment, effective as of the 7A Commencement Date, Lessor and Lessee agree that, Lessee shall not be responsible for Lessee’s Pro Rata Share of Operating Expenses for the 7A Additional Premises or the Initial Colo 3 Premises. Accordingly, Section 8.3 of the Lease is hereby deleted in its entirety and of no further force or effect.
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10.    Replacement Letter of Credit.
A.    Currently, as security for Lessee’s performance of its obligations under the Lease, Lessor holds a letter of credit in the amount of $ [***] (the “Original LOC”). Subject to and in accordance with the terms and conditions set forth in Exhibit “B-7A”, attached hereto, Lessee agrees to provide Lessor an irrevocable, upon demand, letter of credit payable to Lessor in the amount of $ [***] (the “7A Replacement LOC”) within thirty (30) days after Lessee’s execution of this Amendment, as a replacement for the Original LOC. From and after Lessor’s receipt of the 7A Replacement LOC, the Lease shall be deemed to have been modified such that, in lieu of the Original LOC, Lessee shall be required, throughout the balance of the Term of the Lease (as the same may be extended from time to time), to have provided Lessor the 7A Replacement LOC, payable to Lessor upon the terms and conditions set forth in Exhibit “B-7A”, as security for Lessee’s performance of its obligations under the Lease. Within thirty (30) days after Lessor’s receipt of the 7A Replacement LOC, Lessor shall return the Original LOC, to Lessee.
B.    Notwithstanding the foregoing Section 10.A, Lessee may reduce the amount of the 7A Replacement LOC by one-sixth (1/6th) of its original value on the following dates: June 30, 2020, June 30, 2022, June 30, 2024, June 30, 2025, and June 30, 2027 (each, an “LOC Reduction Date”); provided that on each such LOC Reduction Date, there shall be no uncured Events of Default under the Lease. If on any LOC Reduction Date there does exist one or more uncured Events of Default, Lessee will not be allowed to reduce the amount of the Replacement LOC as of that date, and will not be allowed to reduce the amount of the 7A Replacement LOC until the following LOC Reduction Date. Lessee shall not reduce the amount of the 7A Replacement LOC by more than one-sixth (1/6th) of its original value on any LOC Reduction Date.
11.    Limitations on Liability. Notwithstanding anything in the Lease to the contrary, effective as of the 7A Effective Date, Section 24 of the Lease is hereby amended and restated in its entirety as follows:

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24. Limitations on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners, managers or members of Lessor or its or their individual partners, directors, officers, employees, members, investors or shareholders, and Lessee shall look solely to [***], and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor or the individual partners or members of Lessor, or its or their individual partners, directors, officers, members, investors or shareholders, or any of their personal assets for such satisfaction.

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12.    Monthly Recurring Cross-Connection Charges. Notwithstanding anything in the Lease or this Amendment to the contrary, effective as of the 7A Commencement Date, all Cross- Connection Charges will no longer receive the Discount as provided under Section 3 of 3A. For the avoidance of doubt, from and after the 7A Commencement Date, all Cross-Connections, currently existing on, and/or ordered after, the 7A Commencement Date, will be charged at the then-current rate(s) being charged in the Building, which rates may be revised or modified by Lessor from time by time in Lessor’s sole discretion. Lessor and Lessee acknowledge that as of the 7A Effective Date, the Cross- Connections Charges are as set forth on Exhibit “C-7A”, attached hereto, which charges shall continue to be subject to the terms of Section 6.6 of the Lease and Item 13 of the Basic Lease Terms, except as otherwise provided under this Amendment. Accordingly, Section 3 of 3A is hereby deemed deleted in its entirety and of no further force or effect.
13.    Non-Solicitation Customers. For the avoidance of doubt, notwithstanding anything in the Lease to the contrary, the parties reaffirm Section 7 of 3A regarding the non-solicitation of certain customers (the “Non-Solicitation Customers”), and further agree that effective as of and from and after the 7A Effective Date, Exhibit “A-3”, attached to 3A, is hereby deleted and replaced with Exhibit “D-7A”, attached hereto, and all references in the Lease to Exhibit “A-3”, shall be deemed to be references to Exhibit “D-7A”.
14.    Lessee’s Early Termination Right for Office and Storage Space. Notwithstanding anything in the Lease to the contrary, effective as of and from and after the 7A Commencement Date, Lessee shall be entitled to terminate the Lease (“LETR”) as it relates to any of (i) the Room H119 Storage Space, (ii) the Room H120 Storage Space, (iii) the Suite 227.06 OS Space, (iv) the Suite H118 OS Space, and/or (v) the Suite A225 OS Space, (each such space, a “LETR Space”, collectively, the “LETR Spaces”), individually or collectively, for any reason or for no reason (the effective date of the termination for any such space is referred to herein as the “LETR Termination Date”), by delivering written notice to Lessor at lease twelve (12) months prior to the LETR Termination Date (the “LETR Notice”), specifying that Lessee is irrevocably exercising such LETR, and specifying which such LETR Space the Lessee wishes to terminate. Notwithstanding the foregoing, Lessee shall have no right to exercise the LETR, or deliver the LETR Notice, if on such date, an event exists which would constitute an Event of Default by Lessee under the Lease, and delivery of the LETR Notice during such period of time shall automatically be null and void and of no effect, and the Lease shall continue in full force and effect with respect to such space. If Lessee exercises the LETR, Lessee shall surrender full and complete possession of the specified LETR Space to Lessor on or before the LETR Termination Date, vacant, broom-clean, devoid of any of Lessee’s Equipment or other personal property, in good order and condition, reasonable wear and tear excepted. If Lessee properly and timely exercises the LETR and the effectiveness thereof

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has not been otherwise negated as set forth in this Section 14, the Lease shall cease and expire on the LETR Termination Date only as to the LETR Space, or LETR Spaces, specified in the LETR Notice, as if the LETR Termination Date were the original expiration date specified under the Lease. The LETR applies only to the LETR Spaces as defined in this Section 14 and not to any other additional premises in the Building. In that regard, if Lessee leases any such additional premises (other than as expressly described above), the Lease with respect to such additional premises would remain in full force and effect following the LETR Termination Date.
15.    Right of First Offer.
A.    Effective as of and from and after the 7A Effective Date, Lessee shall have a right of first offer (the “7A ROFO”), with respect to the space identified in, and subject to the terms of, Exhibit “E-7A”, attached hereto.
B.    For the avoidance of doubt, Lessor and Lessee acknowledge and agree that except as otherwise expressly set forth in this Amendment, Lessee has no existing rights of first refusal, or rights of first offer, with respect to any space and/or power in the Building.
16.    Estoppel. Lessee hereby (i) confirms and ratifies the Lease, as amended hereby, (ii) acknowledges that, to the best of Lessee’s actual knowledge, Lessor is not in default under the Lease as of the date this Amendment is executed by Lessee, and (iii) confirms that, to the best of Lessee’s actual knowledge, as of the date this Amendment is executed by Lessee, Lessor has no outstanding obligations with respect to the Premises and/or under the Lease that would, with the passage of time, the giving of notice, or both, result in Lessor being in default under the Lease.
17.    Commissions. Lessee represents that it has dealt with no broker, agent or other person in connection with this Amendment, other than Jones Lang LaSalle Americas, Inc. (“7A Broker”), and that no broker, agent or other person brought about this Amendment. Lessee shall indemnify and hold Lessor harmless from and against any and all claims, losses, costs or expenses (including attorneys’ fees and expenses) by any broker, agent or other person, other than 7A Broker, claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to the transaction contemplated by this Amendment. Lessor will pay a commission to 7A Broker in connection with this Amendment subject to a separate written agreement between Lessor and 7A Broker. The provisions of this paragraph shall survive the expiration of the Lease or any renewal or extension thereof.
18.    Confidentiality. The parties agree that neither shall disclose, directly or indirectly, any of the terms, covenants, conditions or agreements set forth in this Amendment, nor shall either party provide this Amendment, or any copies of same, to any person, including, but not limited to, any other tenants or occupants in the Building or any agents or employees of such tenants or occupants, except that the parties may disclose such information for valid business, legal and accounting purposes.
19.    Miscellaneous.

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A.    In the event that the terms of the Lease conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern. In that connection, the Lease is hereby amended as and where necessary, even though not specifically referred to herein, in order to give effect to the terms of this Amendment.
B.    Except as amended by this Amendment, the terms of the Lease shall remain in full force and effect.
C.    Submission of this Amendment for examination does not constitute an offer, right of first refusal, reservation of, or option for, any space or power in or on the Building. This Amendment shall become effective only upon execution and delivery by both Lessor and Lessee.
D.    This Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same Amendment. Lessor and Lessee agree that the execution of this Amendment by electronic means (including by use of DocuSign (or similar) and/or by use of digital signatures) and/or the delivery of an executed copy of this Amendment by facsimile or e-mail shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered.
E.    Each of Lessor and Lessee represents to the other party that the person executing this Amendment on its behalf is duly authorized to execute and deliver this Amendment pursuant to its respective by-laws, operating agreement, resolution or other legally sufficient authority. Further, each party represents to the other party that (i) if it is a partnership, the undersigned are all of its general partners, (ii) it has been validly formed or incorporated, (iii) it is duly qualified to do business in the state in which the Building is located, and (iv) this Amendment is being executed on its behalf and for its benefit.
[SIGNATURE PAGE TO FOLLOW]

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed on the respective dates set forth below, to be effective as of the 7A Effective Date, as set forth above.

LESSOR:

DIGITAL 2121 SOUTH PRICE, LLC,
a Delaware limited liability company

By: Digital Realty Trust, L.P., its manager

By: Digital Realty Trust, Inc., its general partner

By:	/s/ George Rogers
George Rogers Vice President, Global Asset Management

Date:	June 29, 2017

LESSEE:

INTERNAP CORPORATION,
a Delaware corporation

By:	/s/ Robert Dennerlein

Name:	Robert Dennerlein

Title:	Chief Financial Officer

Date:	June 29, 2017

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EXHIBIT “A-7A”
DEPICTION OF 7A ADDITIONAL PREMISES
[***]

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT “B-7A”
LETTER OF CREDIT PROVISIONS
A.    General. As additional consideration for Lessor’s agreement to enter into this Amendment, within ten (10) business days following Lessee’s execution and delivery of this Amendment, and as a condition to Lessor’s obligations under this Amendment, Lessee covenants and agrees to deliver to Lessor an irrevocable letter of credit (the “L/C”) in the form of, and upon all of the terms and conditions contained in, this Exhibit “B-7A” and Appendix “B-7A”, attached hereto. The L/C shall be issued by an institutional lender of good financial standing (which lender shall, in any event, have assets equal to or exceeding $500,000,000.00 as of the date of issuance of the L/C), having a place of business where the L/C can be presented for payment in Chandler, Arizona or San Francisco, California. The lender thereunder shall be subject to Lessor’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The L/C shall provide for one (1) or more draws by Lessor or its transferee up to the aggregate amount of US $ [***] (the “L/C Amount”) on the terms and conditions of this Exhibit “B-7A”. Lessor and Lessee acknowledge and agree that in no event or circumstance shall the L/C or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any applicable security deposit laws.
B.    Renewal of L/C. Lessee shall maintain the L/C in effect from the date which Lessee delivers the L/C to Lessor until the date which is sixty (60) days after Lessee shall have performed all of its obligations under the Lease (said period is hereinafter referred to as the “L/C Term”). If the expiration date of the L/C (or any renewal or replacement L/C provided pursuant to this section) occurs prior to the end of the L/C Term, then Lessee shall deliver to Lessor a renewal of the L/C or a replacement L/C meeting all of the terms and conditions of this section, not later than sixty (60) days prior to the then-applicable expiration date. Each L/C provided pursuant to this section shall have an expiration date which is at least one (1) year from such L/C’s date of issue except where the then-applicable expiration date of the L/C is less than one (1) year from the end of the L/C Term, in which case the renewal or replacement L/C shall be for such lesser period. The issuing bank’s agreement to place an automatic renewal provision in the L/C, as required pursuant to said Appendix “B-7A”, shall not relieve or release Lessee from its obligation to provide a renewal or replacement L/C on the terms hereinabove stated, it being understood that any such automatic renewal is an independent obligation of the issuing bank which is intended for Lessor’s sole benefit. If Lessee fails to provide the renewal or replacement L/C not later than sixty (60) days prior to the then-applicable, stated expiration date (excluding automatic renewal provisions), such failure shall be a default by Lessee, and Lessor shall have the right, without notice or demand, on one or more occasions, to draw upon all or any part of the remaining proceeds of the L/C.
C.    Draw on L/C. Lessor may elect from time to time, in Lessor’s sole discretion, without notice or demand to Lessee, to draw upon all or any part of the remaining proceeds of the L/C upon the occurrence of one or more of the following events: (i) Lessee fails to perform any of its obligations under the Lease (including, but not limited to, its obligations under this section), whether or not such failure constitutes an Event of Default by Lessee; or (ii) Lessee makes any assignment for the benefit of creditors, Lessee declares bankruptcy or is the subject of an involuntary bankruptcy

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

proceeding, a trustee or receiver is appointed to take possession of some or all of Lessee’s assets or, in Lessor’s reasonable judgment, Lessee is insolvent.
D.    Application of L/C Proceeds. Lessor may elect, from time to time, upon written notice to Lessee, in Lessor’s sole discretion, to apply the proceeds it receives from a draw on the L/C in one or more of the following manners without prejudice to any other remedies: (i) as payment for some or all of the rent or other amounts owed by Lessee under the Lease but unpaid on the date of such draw, (ii) as payment for some or all of the future amounts of rent or other amounts that Lessor estimates will be due and payable under the Lease after the date of the draw, (iii) as payment for some or all of the damage Lessor may suffer as a result of Lessee’s failure to perform its obligations under the Lease, (iv) as collateral for obligations of Lessee under the Lease, and/or (v) in any other manner permitted by the Lease or applicable law. Lessor may make one or more partial draws under the L/C and shall have the right, upon written notice to Lessee, to treat each draw or a portion thereof in one or more of the ways described in the previous sentence. Lessee hereby waives any other law or regulation that may be inconsistent with the terms and conditions of this section.
E.    Enforcement. Lessee’s obligation to furnish the L/C shall not be released, modified or affected by any failure or delay on the part of Lessor to enforce or assert any of its rights or remedies under the Lease or this section, whether pursuant to the terms thereof or at law or in equity. Lessor’s right to draw upon the L/C shall be without prejudice or limitation to Lessor’s right to draw upon any security deposit provided by Lessee to Lessor or to avail itself of any other rights or remedies available to Lessor under the Lease, as amended hereby, or at law or equity.
F.    Event of Default by Lessee. Lessee’s failure to perform its obligations under this Exhibit “B-7A” (time being of the essence) shall constitute an Event of Default by Lessee under Section 12.1 of the Lease and shall entitle Lessor to immediately exercise all of its rights and remedies under the Lease (including, but not limited to, rights and remedies under this Exhibit “B‑7A”) or at law or in equity without notice or demand to Lessee.
G.    Conflict. If there is any conflict between the terms and conditions of this Exhibit “B‑7A” and the terms and conditions of this Amendment or the Lease, the terms of this Exhibit “B-7A” shall control.

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX “B-7A”
LETTER OF CREDIT
[INSERT LENDER INFO]

Contact Phone:
Email:
IRREVOCABLE STANDBY LETTER OF CREDIT
Date:      __, 2017    Letter of Credit #
(“Beneficiary”)
c/o Digital Realty Trust
Four Embarcadero Center, Suite 3200
San Francisco, California 94111
Attn: Director of Cash Management
Ladies and Gentlemen:
At the request and for the account of ________________________, we hereby establish our irrevocable standby Letter of Credit in your favor in the amount of _________________ (U.S. $_________________) available with us by sight payment of your signed and dated written statement(s) containing the wording specified below:
(1)    Beneficiary’s statement signed by an authorized officer stating that: “The amount of this drawing under this irrevocable standby letter of credit is being drawn pursuant to the Lease Agreement dated June 15, 2007 by and between ________________ (“Beneficiary”) and ________________ (“Applicant”).”
(2)    All Drafts must be marked: “Drawn Under _____________ [name of lender] Standby Letter of Credit Number _____ dated ___________ “, and may be presented by facsimile, registered or certified mail or overnight courier.
This letter of credit is transferable one or more times. Transfer of this letter of credit is subject to our receipt of beneficiary’s instructions in the form attached hereto as Exhibit “A” accompanied by the original letter of credit and amendment(s) if any. Costs or expenses of such transfer shall be for the account of the Applicant.
We hereby agree with you that each drawing presented hereunder in full compliance with the terms hereof will be duly honored by our payment to you of the amount of such drawing, in

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immediately available funds of _________ [name of lender] not later than the business day following the business day on which such drawing is presented to us for payment.
This Letter of Credit expires at our above-specified office on ____________ (the “Expiration Date”), but the Expiration Date shall be automatically extended without amendment for a period of one (1) year from the Expiration Date, and on each successive expiration date, unless at least sixty (60) days before the then current expiration date, we notify you by registered mail or overnight courier service at the above address that this Letter of Credit is not extended beyond the current expiration date. Upon your receipt of such notice you may draw on us by means of presenting your sight draft drawn on ___________ [name of lender] up to the full available amount accompanied by the original of this Letter of Credit and Amendment(s), if any, presented by registered or certified mail or overnight courier.
Partial and multiple drawings are permitted under this Letter of Credit.
This Letter of Credit is subject to International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590 and engages us in accordance with the terms thereof.
We hereby engage with you that each demand drawn and presented to us in compliance with the terms and provisions of this Letter of Credit will be duly honored by payment to you.

Very truly yours,
[lender]

By:

Title:

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EXHIBIT “A”
TO ____________________ [name of lender]
IRREVOCABLE STANDBY LETTER OF CREDIT NO. _____________
(Letter of Credit)
REQUEST FOR TRANSFER OF
IRREVOCABLE STANDBY LETTER OF CREDIT NO. _____________
, 2____
TO:        [name of lender]
RE:    IRREVOCABLE STANDBY LETTER OF CREDIT NO. __________________
WE REQUEST YOU TO TRANSFER ALL OF OUR RIGHTS AS BENEFICIARY UNDER THE IRREVOCABLE STANDBY LETTER OF CREDIT REFERENCED ABOVE TO THE NEW BENEFICIARY NAMED BELOW WHO HAS SUCCEEDED US AS LESSOR:
[NAME OF NEW BENEFICIARY]
[ADDRESS]
BY THIS TRANSFER, ALL OUR RIGHTS AS THE ORIGINAL BENEFICIARY, INCLUDING ALL RIGHTS TO MAKE DRAWINGS UNDER THE IRREVOCABLE STANDBY LETTER OF CREDIT, GO TO THE NEW BENEFICIARY, WHETHER EXISTING NOW OR IN THE FUTURE, INCLUDING SOLE RIGHTS TO AGREE TO ANY AMENDMENTS, INCLUDING INCREASES OR EXTENSIONS OR OTHER CHANGES. ALL AMENDMENTS WILL BE SENT DIRECTLY TO THE NEW BENEFICIARY WITHOUT THE NECESSITY OF CONSENT BY OR NOTICE TO US.
WE ENCLOSE THE ORIGINAL IRREVOCABLE STANDBY LETTER OF CREDIT AND ANY AMENDMENTS. PLEASE INDICATE YOUR ACCEPTANCE OF OUR REQUEST FOR THE TRANSFER BY ENDORSING THE IRREVOCABLE STANDBY LETTER OF CREDIT AND SEND IT TO THE NEW BENEFICIARY WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

NAME OF BENEFICIARY

NAME OF AUTHORIZED SIGNER AND TITLE

AUTHORIZED SIGNATURE

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The signature and Title above conform with those shown in our files as authorized to sign for the Beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form.

Name of Bank

Authorized Signature and Title

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EXHIBIT “C-7A”
Cross Connection Charges

STANDARD CROSS-CONNECT
ITEM CODE	DESCRIPTION	MRR	NRC
Fiber	Standard Cross-Connect – Fiber	$ [***]	$ [***]
Coax	Standard Cross-Connect – Coax	$ [***]	$ [***]
Copper	Standard Cross-Connect – Copper	$ [***]	$ [***]
POTS	Standard Cross-Connect – POTS	$ [***]	$ [***]

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT “D-7A”
Non-Solicitation Customers

Customer	kW	Square Feet
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[Emphasis added to show changes.]

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT “E-7A”
RIGHT OF FIRST OFFER
(a)    Subject to the terms and conditions of this Exhibit “E-7A”, at any time during the 7A Initial Premises Extended Term, other than during the last [***] months of same (the “ROFO Period”), Lessee shall have a one-time right of first offer (the “ROFO Right”) to lease an additional block of UPS power of [***]kW (and [***] square feet of datacenter space) in Colo 3 (the “Suite”), approximately as depicted on the attached Exhibit “E-7A-1”, of that certain building located at 2121 South Price Road, Chandler, Arizona (the “Building”) (collectively, such additional block of UPS power and datacenter space located in the Suite within the Building, the “First Offer Space”) if Lessor determines to offer for lease the entirety of the First Offer Space to the real estate market in order to request offers to lease such space (the “Market Proposal”). If during the ROFO Period, the First Offer Space is the subject of the Market Proposal, Lessor shall deliver to Lessee a written notice (the “First Offer Notice”) of the availability of such space, which First Offer Notice shall describe the First Offer Space which is available (the “Offered Space”). Lessee shall have [***] business days (expiring at 5 PM EST on the [***] business day), following the date on which Lessor delivers the First Offer Notice (the “Acceptance Period”), to elect to lease the subject Offered Space on the terms and conditions of the Lease and as otherwise described in this Exhibit “E-7A”. If Lessee timely elects to lease the Offered Space, the term of the lease of the Offered Space shall (i) commence within [***] days after Lessor’s receipt of the Acceptance Notice (or as otherwise determined by Lessor and set forth in the First Offer Notice), and (ii) be coterminous with the Term of the Lease. The Offered Space shall be delivered by Lessor and accepted by Lessee in its as-is condition as of the date of the First Offer Notice. The Base Rent and associated escalation thereof related to the Offered Space (on a “per kW” basis) shall be the then current market rate, as determined solely by Lessor and described in First Offer Notice. Lessee shall elect to lease the Offered Space by delivering to Lessor a written notice of such election (the “Acceptance Notice”) prior to the expiration of the Acceptance Period. If Lessor does not receive an Acceptance Notice prior to the expiration of the Acceptance Period, time being of the essence (i) Lessor shall be entitled to lease (and to offer, show and market) the applicable Offered Space to other third parties at such rental rates and upon such terms as Lessor, in its sole discretion, desires, and (ii) Lessee shall no longer have any ROFO Right under the Lease. If Lessee duly exercises the ROFO Right with respect to the Offered Space, Lessor and Lessee shall execute an amendment to this Lease (or new lease, as determined by Lessor) memorializing such election within ten (10) days after Lessee’s receipt of such documentation from Lessor. In the event a new lease is required to effectuate Lessee’s election to lease the Offered Space, such new lease will be subject to substantially the same terms and conditions as those that affect the initial Premises under the Lease, modified as reasonably necessary, provided, however, that in no event will Lessee be granted a further ROFO right in connection with respect to the First Offer Space.
(b)    Lessee’s ROFO Right shall be personal to Internap Corporation; and, accordingly, such right shall not be exercisable by any party to whom any or all of the rights of “Lessee” under the Lease are hereafter assigned or otherwise transferred. Lessee acknowledges and agrees that any exercise by Lessee of the ROFO Right shall be invalid, ineffective, and of no force or effect if, on the date on which Lessee delivers the Acceptance Notice, or on the date on which the term of

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the lease with respect to the Offered Space is scheduled to commence, (i) there shall exist any uncured Event of Default by Lessee under the Lease, (ii) Lessor has provided Lessee with any notices of non-compliance that remain uncured, or (iii) Lessee shall not occupy the entire Premises. Any assignment of the Lease or subletting by Lessee of the Premises (or any part thereof), or any termination of the Lease or termination of Lessee’s right to possess the Premises (or any part thereof), shall terminate the ROFO Right.
(c)    Lessee acknowledges and agrees that the ROFO Right is subordinate to (i) any existing lease, colocation agreement or other contractual right covering any portion of the First Offer Space as of the 7A Effective Date, (ii) any and all rights, including without limitation, renewal rights, expansion rights, rights of first refusal and rights of first offer, under any existing lease demising premises in the Building as of the 7A Effective Date, (iii) any in-process lease or license negotiations for space and power that touch or concern (or could touch or concern) the First Offer Space, and (iv) Lessor’s right to (A) extend the term of any existing lease, colocation agreement or other contractual right covering any portion of the First Offer Space, regardless of whether or not such extension is pursuant to an option to extend that currently exists under the same, and/or (B) enter into a lease agreement with any occupant of any portion of the First Offer Space.
(d)    Lessee acknowledges and agrees that the ROFO Right shall not be triggered with regard to Lessor’s receipt of a bona fide offer from a third party to lease all or any portion of the First Offer Space, independent of a Market Proposal.

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EXHIBIT “E-7A-1”
DEPICTION OF FIRST OFFER SPACE
[***]

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SCHEDULE 6
1.    7A Initial Premises Extended Term Base Rent.

Period	7A Initial Premises Extended Term Base Rent
January 1, 2018 – December 31, 2018	$[***]/month
January 1, 2019 – December 31, 2019	$[***]/month
January 1, 2020 – December 31, 2020	$[***]/month
January 1, 2021 – December 31, 2021	$[***]/month
January 1, 2022 – December 31, 2022	$[***]/month
January 1, 2023 – December 31, 2023	$[***]/month
January 1, 2024 – December 31, 2024	$[***]/month
January 1, 2025 – December 31, 2025	$[***]/month
January 1, 2026 – December 31, 2026	$[***]/month
January 1, 2027 – December 31, 2027	$[***]/month
January 1, 2028 – December 31, 2028	$[***]/month
January 1, 2029 – December 31, 2029	$[***]/month

[***]
2.    7A 4A Additional Premises Extended Term Base Rent.

Period	7A 4A Additional Premises Extended Term Base Rent
April 1, 2021 – March 31, 2022	$[***]/month
April 1, 2022 – March 31, 2023	$[***]/month
April 1, 2023 – March 31, 2024	$[***]/month
April 1, 2024 – March 31, 2025	$[***]/month
April 1, 2025 – March 31, 2026	$[***]/month
April 1, 2026 – March 31, 2027	$[***]/month
April 1, 2027 – March 31, 2028	$[***]/month
April 1, 2028 – March 31, 2029	$[***]/month
April 1, 2029 – December 31, 2029	$[***]/month

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.    7A 5A Additional Premises Extended Term Base Rent.

Period	7A 5A Additional Premises Extended Term Base Rent
December 1, 2021 – November 30, 2022	$[***]/month
December 1, 2022 – November 30, 2023	$[***]/month
December 1, 2023 – November 30, 2024	$[***]/month
December 1, 2024 – November 30, 2025	$[***]/month
December 1, 2025 – November 30, 2026	$[***]/month
December 1, 2026 – November 30, 2027	$[***]/month
December 1, 2027 – November 30, 2028	$[***]/month
December 1, 2028 – November 30, 2029	$[***]/month
December 1 – 31, 2029	$[***]/month

4.    7A 6A Additional Premises Extended Term Base Rent.

Period	7A 6A Additional Premises Extended Term Base Rent
January 1, 2022 – December 31, 2022	$[***]/month
January 1, 2023 – December 31, 2023	$[***]/month
January 1, 2024 – December 31, 2024	$[***]/month
January 1, 2025 – December 31, 2025	$[***]/month
January 1, 2026 – December 31, 2026	$[***]/month
January 1, 2027 – December 31, 2027	$[***]/month
January 1, 2028 – December 31, 2028	$ [***] /month
January 1, 2029 – December 31, 2029	$ [***] /month

5.    7A Additional Premises Term Base Rent.

Period	7A Additional Premises Term Base Rent
7A Commencement Date – December 31, 2018	$[***]/month
January 1, 2019 – December 31, 2019	$[***]/month
January 1, 2020 – December 31, 2020	$[***]/month
January 1, 2021 – December 31, 2021	$[***]/month
January 1, 2022 – December 31, 2022	$[***]/month
January 1, 2023 – December 31, 2023	$[***]/month
January 1, 2024 – December 31, 2024	$[***]/month
January 1, 2025 – December 31, 2025	$[***]/month
January 1, 2026 – December 31, 2026	$[***]/month
January 1, 2027 – December 31, 2027	$[***]/month
January 1, 2028 – December 31, 2028	$[***]/month
January 1, 2029 – December 31, 2029	$[***]/month

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]
6.    7A Original OS Space Extended Term Base Rent; 7A Suite A225 OS Space Extended Term Base Rent; and 7A SS Lessee Space Extended Term Base Rent.

Period	7A Original OS Space Extended Term Base Rent	7A Suite A225 OS Space Extended Term Base Rent	7A SS Lessee Space Term Base Rent
January 1, 2018 – December 31, 2018	$[***]/month	See below*	$[***]/month
January 1, 2019 – December 31, 2019	$[***]/month	See below*	$[***]/month
January 1, 2020 – December 31, 2020	$[***]/month	See below*	$[***]/month
January 1, 2021 – December 31, 2021	$[***]/month	See below*	$[***]/month
January 1, 2022 – December 31, 2022	$[***]/month	$[***]/month	$[***]/month
January 1, 2023 – December 31, 2023	$[***]/month	$[***]/month	$[***]/month
January 1, 2024 – December 31, 2024	$[***]/month	$[***]/month	$[***]/month
January 1, 2025 – December 31, 2025	$[***]/month	$[***]/month	$[***]/month
January 1, 2026 – December 31, 2026	$[***]/month	$[***]/month	$[***]/month
January 1, 2027 – December 31, 2027	$[***]/month	$[***]/month	$[***]/month
January 1, 2028 – December 31, 2028	$[***]/month	$[***]/month	$[***]/month
January 1, 2029 – December 31, 2029	$[***]/month	$[***]/month	$[***]/month

*Monthly Base Rent for the Suite A225 OS Space is as set forth in Section 5.D of 6A.

[***]	Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.